UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 16, 2025, D.R. Horton, Inc. held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered: (1) the election of nine director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025. There were 320,829,216 shares of Common Stock eligible to be voted at this meeting and there were 290,585,709 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the three listed matters were as follows:

(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2026 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
David V. Auld	264,713,259	5,510,954	173,781	20,187,715
Paul J. Romanowski	268,603,180	1,620,027	174,787	20,187,715
Brad S. Anderson	255,556,613	14,657,778	183,603	20,187,715
Michael R. Buchanan	253,686,223	16,530,303	181,468	20,187,715
Benjamin S. Carson, Sr.	258,076,349	12,112,281	209,364	20,187,715
M. Chad Crow	269,388,542	827,692	181,760	20,187,715
Elaine D. Crowley	269,998,579	219,744	179,671	20,187,715
Maribess L. Miller	267,691,154	2,524,046	182,794	20,187,715
Barbara R. Smith	269,616,270	601,244	180,480	20,187,715

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
250,304,148	19,746,100	347,746	20,187,715

(3).    Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 based on the following votes.

For	Against	Abstain
289,726,378	415,272	444,059

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 17, 2025	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Senior Vice President and Corporate Secretary

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